UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue

P.O. Box 58039

Santa Clara, CA 95052-8039

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Applied Materials, Inc. (the “Company”) was held on March 10, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders cast their votes on five proposals, as set forth below.

Proposal 1. Election of Directors.

Name of Nominee	For	Against	Abstain	Broker Non- Votes
Rani Borkar	662,674,713	1,292,634	2,296,024	90,083,547
Judy Bruner	647,457,841	16,546,415	2,259,115	90,083,547
Xun (Eric) Chen	658,243,940	5,760,499	2,258,932	90,083,547
Aart J. de Geus	655,226,108	8,745,103	2,292,160	90,083,547
Gary E. Dickerson	660,521,120	3,584,517	2,157,734	90,083,547
Thomas J. Iannotti	603,729,010	60,226,020	2,308,341	90,083,547
Alexander A. Karsner	613,249,104	50,717,161	2,297,106	90,083,547
Adrianna C. Ma	662,573,073	1,447,624	2,242,674	90,083,547
Yvonne McGill	662,251,848	1,785,669	2,225,854	90,083,547
Scott A. McGregor	662,703,018	1,295,439	2,264,914	90,083,547

Each of the ten nominees was elected to serve as a director for a one-year term and until he or she is succeeded by another qualified director who has been elected, or, if earlier, until his or her death, resignation or removal.

Proposal 2. Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers for Fiscal Year 2021.

For	Against	Abstain	Broker Non-Votes
553,700,959	110,570,282	1,992,130	90,083,547

The compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting, was approved on an advisory basis.

Proposal 3. Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2022.

For	Against	Abstain
744,020,554	11,323,878	1,002,486

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was ratified.

Proposal 4. Shareholder Proposal Regarding Special Shareholder Meeting.

For	Against	Abstain	Broker Non-Votes
314,993,636	344,530,127	6,739,608	90,083,547

The shareholder proposal requesting that the Board take steps to give the owners of 10% of the Company’s outstanding common stock the power to call a special shareholder meeting was not approved.

Proposal 5. Shareholder Proposal Regarding Executive Compensation Program and Policy.

For	Against	Abstain	Broker Non-Votes
54,964,026	607,171,774	4,127,571	90,083,547

The shareholder proposal to improve the executive compensation program and policy, such as to include CEO pay ratio and voices from employees, was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)
Dated: March 14, 2022

	By:	/s/ Teri A. Little
Teri A. Little
Senior Vice President, Chief Legal Officer and Corporate Secretary